Commitments and Contingencies	3 Months Ended
Mar. 31, 2022
Rigetti Computing, Inc [Member]
Commitments and Contingencies
6. COMMITMENTS AND CONTINGENCIES
Leases
— The Company leases office spaces under noncancelable operating lease agreements, which expire in 2026. The Company is required to pay property taxes, insurance, and normal maintenance costs for certain of these facilities and will be required to pay any increases over the base year of these expenses on the remainder of the Company’s facilities.
The Company recognizes rent expense on a straight-line basis over the lease term. Rent expense for operating leases for the three months ended March 31, 2022 and 2021 was $0.4 million and $0.5 million, respectively. The Company has accrued $0.3 million and $0.4 million in deferred rent as of March 31, 2022 and December 31, 2021, respectively, primarily relating to one of its office spaces. Deferred rent that will be paid within the 12 months after the balance sheet date is included within accrued expenses and other current liabilities, the remaining balance is recorded within other liabilities on the Company’s consolidated balance sheets.
Future minimum lease payments under
non-cancelable
operating leases as of March 31, 2022 are as follows:

As of March 31, 2022 (in thousands)
Remainder of 2022	$1,314
2023	901
2024	928
2025	956
2026	81

Total minimum future lease payments	$4,180

Litigation
— The Company is periodically involved in legal proceedings, legal actions and claims arising in the normal course of business. Management believes that the outcome of such legal proceedings, legal actions and claims will not have a significant adverse effect on the Company’s financial position, results of operations or cash flows.